UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 21, 2005

                         COMMERCIAL BANKSHARES, INC.
 ___________________________________________________________________________

          (Exact Name of Registrant as Specified in Its Charter)

                                  Florida
 ___________________________________________________________________________

              (State or Other Jurisdiction of Incorporation)

              33-67254                           65-0050176
 ___________________________________________________________________________

      (Commission File Number)       (IRS Employer Identification No.)


      1550 S.W. 57th Avenue, Miami, Florida                     33144
 ___________________________________________________________________________

     (Address of Principal Executive Offices)                (Zip Code)

                                (305) 267-1200
 ___________________________________________________________________________

           (Registrant's Telephone Number, Including Area Code)

                                      N/A
 ___________________________________________________________________________

         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.02  Results of Operations and Financial Condition

On July 21, 2005 Commercial Bankshares, Inc., the parent holding company of Commercial Bank of Florida, announced its unaudited earnings for the six months ended June 30, 2005 pursuant to a press release.

A copy of the press release is being furnished as exhibit 99.1 to this form 8-K.





Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release, dated July 21, 2005.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    COMMERCIAL BANKSHARES, INC.

Date:  July 22, 2005               /s/ Barbara E. Reed
                                    ________________________
                                    Senior Vice President &
                                    Chief Financial Officer